UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

KULR TECHNOLOGY GROUP, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION

KULR Technology Group, Inc.

555 Forge River Road, Suite 100, Webster, Texas 77598

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER
PURSUANT TO SECTION 228

OF THE DELAWARE GENERAL CORPORATION LAW

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

This Information Statement is being mailed or furnished to the stockholders of KULR Technology Group, Inc., a Delaware corporation (“we,” “us,” “KULR” or the “Company”), in connection with the written consent (the “Written Consent”) executed on April 28, 2026 (the “Record Date”) by Michael Mo, our CEO and Chairman, and the holder of a majority of the outstanding aggregate voting stock of the Company entitled to vote, or approximately 70.03% (the “Majority Stockholder”), which Written Consent approved the following actions (collectively, the “Actions”) by written consent in lieu of a meeting of stockholders:

1.	A resolution to remove Dr. Joanna Massey, Donna Grier, Aron Schwartz, and Shawn Canter from the board of directors of the Company;
2.	A resolution to elect Benjamin Andrew Frank and Dr. Michael Philip Kimel as members of the board of directors of the Company to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified; and
3.	A resolution to adopt amended and restated by-laws of the Company (the “Amended and Restated By-laws”).

The General Corporation Law of the State of Delaware (the “DGCL”) and the Company’s Bylaws permit holders of a majority of the voting power to take stockholder action by written consent. The Written Consent constitutes the consent of a majority of the total number of shares entitled to vote on the Actions and is sufficient under Section 228 of the DGCL to approve the Actions. Under Delaware law, the Actions became effective upon delivery of the Written Consent to the Company on April 28, 2026. Accordingly, the Company is not required to and will not hold a meeting of its stockholders to approve the Actions described herein.

Accordingly, all necessary corporate approvals required pursuant to the DGCL and the Company’s certificate of incorporation, as amended and restated to date, and by-laws in connection with the matters referred to herein have been obtained. The Company did not participate in the solicitation of stockholder consents that resulted in the taking of the Actions by the Majority Stockholder. This Information Statement is furnished solely for the purpose of informing the stockholders of the Company of the Actions, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the notice requirements under Section 228(e) of the DGCL.

You are encouraged to carefully read the Information Statement for further information regarding the Actions. This Information Statement is first being mailed or furnished to stockholders on or about May , 2026.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

The Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

INFORMATION STATEMENT

OF

KULR TECHNOLOGY GROUP, INC.

555 Forge River Road, Suite 100, Webster, Texas 77598

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER
PURSUANT TO SECTION 228

OF THE DELAWARE GENERAL CORPORATION LAW

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of the Company in connection with the Written Consent executed on April 28, 2026 by the Majority Stockholder of the Company, which Majority Stockholder is the record owner of an aggregate of 2,773,149 shares of common stock, par value $0.0001 per share (the “Common Stock”) and 1,000,000 shares of Non-Convertible Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), representing approximately 70.03% of the outstanding voting power of the Company. The Written Consent approved the following Actions by written consent in lieu of a meeting of stockholders:

1.	A resolution to remove Dr. Joanna Massey, Donna Grier, Aron Schwartz, and Shawn Canter from the board of directors of the Company;
2.	A resolution to elect Benjamin Andrew Frank and Dr. Michael Philip Kimel as members of the board of directors of the Company to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified; and
3.	A resolution to adopt the Amended and Restated By-laws.

The approval of each of the Actions was taken by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware, which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Majority Stockholder adopted resolutions approving the Actions by entering into the Written Consent on April 28, 2026. Under Delaware law, the Actions became effective upon delivery of the Written Consent to the Company on April 28, 2026.

The elimination of the need for a special meeting of stockholders to approve the Actions is made possible by Section 228 of the DGCL and the Company’s Bylaws. Utilizing the written consent of the holders of a majority in interest of our voting securities eliminates the costs involved in holding a special meeting of stockholders.

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate action without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as this notice. This Information Statement is first being mailed on or about May , 2026 to stockholders of record as of that date, and is being delivered to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act.

No appraisal rights are afforded to our stockholders under Delaware law in connection with the matters discussed in this Information Statement.

We know of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of our voting stock.

DISTRIBUTION AND COSTS

This Information Statement is first being mailed or furnished to stockholders on or about May , 2026, in accordance with Rule 14c-2 under the Exchange Act, and the notice requirements of the DGCL. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, or the “Securities Act,” and Section 21E of the Securities Exchange Act of 1934 or the “Exchange Act.” These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or anticipated results. In some cases, you can identify forward-looking statements by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “expect,” “believe,” “anticipate,” “estimate,” “predict,” “potential,” or the negative of these terms. These terms and similar expressions are intended to identify forward-looking statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

OUTSTANDING SHARES AND VOTING RIGHTS

As of April 28, 2026, the Company had 46,254,040 shares of Common Stock issued and outstanding and 1,000,000 shares of Preferred Stock issued and outstanding. Each share of Common Stock entitles its holder to one vote on any matter submitted to the stockholders. Each share of Preferred Stock entitles its holder to 100 votes on any matter submitted to the stockholders. The Majority Stockholder has voted all of his 2,773,149 shares of Common Stock and 1,000,000 shares of Preferred Stock, representing approximately 70.03% of the outstanding voting power of the Company, in favor of approval of the Actions pursuant to the Written Consent. No other consents are being solicited in connection with this Information Statement. No consideration was paid for the Majority Stockholder’s written consent.

Under applicable Delaware law, the affirmative vote of the majority of shares entitled to vote on the matter is required in connection with the Actions. The Written Consent executed by the Majority Stockholder is sufficient to approve all of the Actions and no further stockholder action is required to approve the Actions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock and Preferred Stock (which interest does not differ from that of the other holders of our Common Stock and Preferred Stock, respectively).

OVERVIEW OF ACTIONS

The following actions have been approved by the Written Consent of the Majority Stockholder, whose vote represents approximately 70.03% of our issued and outstanding voting stock entitled to vote on matters submitted to the stockholders:

1.	A resolution to remove Dr. Joanna Massey, Donna Grier, Aron Schwartz, and Shawn Canter from the board of directors of the Company;
2.	A resolution to elect Benjamin Andrew Frank and Dr. Michael Philip Kimel as members of the board of directors of the Company to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified (the “Director Appointments”); and
3.	A resolution to adopt the Amended and Restated By-laws (the “By-law Amendments”).

Action by Written Consent of Majority Stockholders

Section 228 of the DGCL provides that stockholders of the Company may act by written consent without a meeting if such stockholders hold the number of shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted.

Section 2.3 of the By-laws of the Company then in effect at the time of the execution of the Written Consent (the “Original By-laws”) provides that a director may be removed from office by the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of the Record Date.

Section 2.4 of the Original By-laws provides director vacancies created by the removal of directors by the stockholders may be filled by the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of the Record Date.

Section 10.1 of the Original By-laws provides that the by-laws of the Company may be altered, amended or repealed and new by-laws may be adopted by the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of the Record Date, voting together as a single class.

The Written Consent constitutes the consent of a majority of the total number of votes entitled to vote on the Actions and is sufficient under Section 228 the DGCL to approve the Actions.

The Company is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

THE DIRECTOR APPOINTMENTS

Names of New Directors	Age	Position with Company
Benjamin Andrew Frank	56	Director
Dr. Michael Philip Kimel	56	Director

Benjamin Andrew Frank, age 56, has served as Director of Workforce AI Solution Engineering of Microsoft Corporation since August 2013. Mr. Frank is responsible for leading pre-sales technical teams supporting large enterprise customers deploying AI-driven platforms, with a focus on asset-intensive industries, including energy. Mr. Frank’s role has evolved across the Modern Workforce technologies and industry segments he supports during his tenure at Microsoft, while maintaining the same leadership title and scope of responsibility. Mr. Frank holds a Bachelor of Science degree in Mechanical Engineering from the University of California, Santa Barbara. We believe Mr. Frank is qualified to serve on our board of directors because of his leadership experience and commercial expertise in the technology industry.

Dr. Michael Philip Kimel, age 56, has served as Founder and Chief Executive Officer of Pricimetrics, Inc., a pricing and analytics firm, since July 2019. Dr. Kimel is responsible for overseeing the Company’s strategic direction, pricing and analytics solutions, and financial performance initiatives. Previously, Dr. Kimel served as Senior Vice President of Pricing and Analytics at OmniSource United from 2018 to 2019. Prior to that, he served as Senior Director of Pricing and Market Analytics at Toyo Tire Holdings of Americas Inc. from 2014 to 2018. Earlier in his career, Dr. Kimel held various pricing, analytics, and strategy roles, including positions at Sears Holdings Corporation, FirstEnergy Corporation, and Alltel Communications. Dr. Kimel holds a Ph.D. in Economics from the University of California, Los Angeles. We believe Dr. Kimel is qualified to serve on our board of directors because of his commercial, financial and management expertise.

Certain Relationships and Related Party Transactions

There are no family relationships between any of our directors and our executive officers. There are no arrangements or understandings with any person pursuant to which either individual was elected as a director of the Company nor are there any transactions directly or indirectly involving either of Mr. Frank or Dr. Kimel that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

THE BY-LAW AMENDMENTS

The following summary of the Amended and Restated By-laws is qualified in its entirety by reference to entire text of the Amended and Restated By-laws, which are incorporated by reference into this Information Statement as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 28, 2026.

The Amended and Restated By-laws replace in their entirety the Original By-laws. A summary of some of the changes under the Amended and Restated By-laws is set forth below. Such summary does not purport to be a complete accounting of all the differences in the Amended and Restated By-laws:

•	Majority Voting Standard for the Election of Directors. Section 2.09(b) of the Amended and Restated By-laws implements a majority-of-votes-cast standard for uncontested director elections, with a plurality standard in contested elections and an associated resignation framework; the Original By-laws was silent as to the applicable voting standard but the Company’s certificate of incorporation provides for a majority-of-votes-cast standard.
•	Removal of Directors. Section 3.05 of the Amended and Restated By-laws permits removal with or without cause by stockholders of record holding at least 50% voting power; Section 2.3 of the Original By-laws permitted removal only at a meeting “expressly called for that purpose” by a majority of the outstanding capital stock.
•	Special Meetings of Stockholders. Section 2.03 of the Amended and Restated By-laws reduces the stockholder threshold to request a special meeting from two-thirds of each class or series (Section 1.2 of the Original By-laws) to 50% of the voting power then entitled to vote on the proposed matters and adds detailed procedural safeguards.
•	Advance Notice Provisions. The Original By-laws’ perfunctory stockholder proposal and nomination notice requirements (Sections 1.8 and 2.16) have been replaced by a comprehensive advance notice framework at Section 2.12 of the Amended and Restated By-laws, with clarified timing windows, disclosure obligations, and compliance enforcement mechanisms.
•	Proxy Access. Section 2.13 of the Amended and Restated By-laws introduces proxy access provisions permitting an Eligible Stockholder (as defined therein) owning 3% or more of the outstanding shares entitled to vote in the election of directors continuously for at least three years to nominate director candidates for inclusion in the Company’s proxy statement, subject to stated conditions; no analogous provision existed in the Original By-laws.
•	Amendment Procedure. Article VIII of the Amended and Restated By-laws requires either unanimous consent of the Board of Directors or approval by stockholders owning a majority of the voting power, replacing Section 10.1 of the Original By-laws, which permitted amendment by a simple Board majority.
•	Exclusive Forum Selection. Section 7.06 of the Amended and Restated By-laws designates the Delaware Court of Chancery (or other Delaware courts as provided) as the exclusive forum for specified internal corporate claims and the federal district courts of the United States as the exclusive forum for Securities Act claims; no analogous provision existed in the Original By-laws.

•	Indemnification. Section 11.1 of the Original By-laws’ single-sentence indemnification provision has been expanded into Article V of the Amended and Restated By-laws (Sections 5.01 through 5.06), providing indemnification to the fullest extent permitted by law, mandatory advancement of expenses, non-exclusivity, express authority for indemnification agreements, D&O insurance, and anti-retroactivity protections.
•	Board Committees. Article III of the Original By-laws establishing a detailed Executive Committee structure has been replaced by Section 3.18 of the Amended and Restated By-laws, which authorizes a flexible, general committee framework to the extent permitted by law.
•	Officer Structure. Article IV of the Amended and Restated By-laws modernizes the officer slate to include a Chief Executive Officer, President, Chief Financial Officer, Treasurer, and Secretary as core officers and revises the removal standard; this replaces the Original By-laws’ Article IV, which enumerated legacy positions including a Controller and Executive Vice Presidents.
•	Electronic Records and Communications. New provisions in the Amended and Restated By-laws, including Sections 2.05, 3.04, 3.11, 3.16, and 7.05, authorize electronic transmission for notices, consents, resignations, and corporate records; the Original By-laws contained no comparable provisions.
•	Remote Communications. Section 2.01(b) of the Amended and Restated By-laws authorizes meetings of stockholders by means of remote communication subject to Board authorization and verification safeguards; the Original By-laws addressed only physical meeting locations in Section 1.12.
•	Uncertificated Shares. Section 6.01 of the Amended and Restated By-laws authorizes the Board of Directors to provide by resolution that some or all shares be uncertificated and evidenced by book-entry, modernizing the certificate-only regime of Section 6.1 of the Original By-laws.

ABSENCE OF DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to our stockholders under the DGCL in connection with the Actions set forth in this Information Statement.

CHANGES IN CONTROL

We are not aware of any arrangements, including any pledge by any person of our stock, the operation of which may at a subsequent date result in a change of control of the Company.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2025 and 2024 by (i) our principal executive officer and (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers as of December 31, 2025 collectively the “Named Executive Officers”):

				Stock		All Other
Name and Principal Position	Year	Salary	Bonus	Awards(1)		Compensation	Total
Michael Mo	2025	$440,755	$90,000	$4,960,000	(2)	$12,224	$5,502,979
Chief Executive Officer	2024	$272,196	$100,000	$103,043	(3)	$-	$475,239
Shawn Canter	2025	$345,834	$70,000	$3,720,000	(4)	$-	$4,135,834
Chief Financial Officer	2024	$250,001	$45,000	$-		$-	$295,001
William Walker	2025	$263,470	$53,860	$2,480,000	(5)	$-	$2,797,330
Chief Technology Officer	2024	$228,270	$50,000	$-		$-	$278,270

(1)	The amounts reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions regarding these restricted stock awards, (see Note 16 - Stockholders’ Equity (Deficit)) to our financial statements for the year ended December 31, 2025, which are included in our Annual Report on Form 10-K for the year ended December 31, 2025 included herein.

(2)	Includes 250,000 shares of the Company’s common stock which vest in four equal increments over four years and gym membership fees of $12,224.

(3)	Includes 35,779 shares of the Company’s common stock which vests over one year.

(4)	Includes 187,500 shares of the Company’s common stock which vest in four equal increments over four years.

(5)	Includes 125,000 shares of the Company’s common stock which vest in four equal increments over four years.

Employment Contracts; Termination of Employment and Change-in-Control Arrangements

We have not entered into employment agreements with our officers and directors and our Board of Directors has the sole discretion to determine the salaries and incentive bonuses, including merit-based cash and equity bonuses, payable to our Named Executive Officers.

During the year ended December 31, 2025, the Board, upon recommendation of the Compensation Committee, approved the following compensation for each of the following officers of the Company:

●	On December 31, 2025, the Board approved a cash bonus to Michael Mo, Shawn Canter and Will Walker in the amount of $90,000, $70,000 and $53,860, respectively.

Equity Compensation Plans

On August 15 and November 5, 2018, the Board of Directors and a majority of the Company’s shareholders, respectively, approved the 2018 Equity Incentive Plan (the “2018 Plan”). Under the 2018 Plan, 15,000,000 shares of common stock of the Company were authorized for issuance. The 2018 Plan provided for the issuance of incentive stock options, non-statutory stock options, rights to purchase common stock, stock appreciation rights, restricted stock, and restricted stock units to employees, directors and consultants of the Company and its affiliates. Upon the effectiveness of the 2025 Plan (defined below), no further awards were made under the 2018 Plan.

On September 24, 2025 and November 21, 2025, the Board of Directors and a majority of the Company’s shareholders, respectively, approved the 2025 Equity Incentive Plan (the “2025 Plan”). Under the 2025 Plan, 7,500,000 shares of common stock of the Company are authorized for issuance. The 2025 Plan provides for the issuance of incentive stock options, non-statutory stock options, rights to purchase common stock, stock appreciation rights, restricted stock and restricted stock units to employees, directors and consultants of the Company and its affiliates. The 2025 Plan requires the exercise price of stock options to be not less than the fair value of the Company’s common stock on the date of grant.

Compensation of Directors

The table below sets forth the non-employee director compensation for the year ended December 31, 2025.

	Fees			Nonqualified
	Earned or		Non-Equity	Deferred
	Paid in	Stock	Incentive Plan	Compensation	All Other
	Cash	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)(1)	($)	($)	($)	($)
Dr. Joanna Massey	$135,000	$33,350	$-	$-	$-	$168,350
Donna Grier	$76,875	$33,350	$-	$-	$-	$110,225
Aron Schwartz	$47,500	$33,350	$-	$-	$-	$80,850

(1)	The amounts reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions regarding these restricted stock awards (see Note 16 - Stockholders’ Equity (Deficit)) to our financial statements for the year ended December 31, 2025, which are included in our Annual Report on Form 10-K for the year ended December 31, 2025 included herein.

On June 5, 2025, the Board approved the cash compensation of the independent directors of the Company as follows; the Lead Independent Director (“Lead Director”) will receive annual cash compensation equal to $120,000, the non-Lead Independent Director (“non-Lead Director”) will receive annual cash compensation equal to $97,500 and the second non-Lead Independent Director (“second non-Lead Director”) will receive annual compensation equal to $95,000. On November 24, 2025, the Board approved stock compensation whereby the Lead Director and each Independent Director were granted 13,130 restricted stock units, which vest in two equal installments on December 6, 2025 and June 6, 2026.

Outstanding Equity Awards at Fiscal Year-End

The following table discloses information regarding outstanding equity awards granted or accrued as of December 31, 2025, for our named executive officers.

Outstanding Equity Awards
Stock Awards
	Number of Shares or Units of		Market Value of Units of
	Stock that have not vested		Stock that have not vested
Name	(#)		($)(1)
Michael Mo (Chief Executive Officer)	296,875	(2)	$878,750
Shawn Canter (Chief Financial Officer)	300,000	(3)	888,000
Dr. William Walker (Chief Technology Officer)	151,562	(4)	448,624

(1)	The market value of the awards that have not vested is based on the closing price of the Company’s Common Stock on NYSE American on December 31, 2025, which was $2.96.

(2)	Consists of (i) 46,875 restricted stock units which vest on November 1, 2026 and (ii) 250,000 restricted stock units which vest annually in four equal installments on January 17, 2026, January 17, 2027, January 17, 2028 and January 17, 2029.

(3)	Consists of (i) 112,500 restricted stock units which vest in equal installments on March 31, 2026, March 31, 2027 and March 31, 2028 and (ii) 187,000 restricted stock units which vest in equal installments on January 17, 2026, January 17, 2027, January 17, 2028 and January 17, 2029.

(4)	Consists of (i) 1,563 restricted stock awards which vest on April 13, 2026; (ii) 3,125 restricted stock awards vest on November 1, 2026; (iii) 21,874 restricted stock units which vest in equal installments on July 12, 2026 and July 12, 2027; and (iv) 125,000 restricted stock units which vest in equal installments on January 17, 2026, January 17, 2027, January 17, 2028 and January 17, 2029.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF KULR TECHNOLOGY GROUP, INC.

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of the Record Date (except as indicated below) by:

•	each of the Company’s current directors and executive officers;
•	all of the Company’s current directors and executive officers as a group; and
•	each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

Except as otherwise indicated, all shares are owned directly. Unless otherwise indicated, the address of each of the persons shown is c/o KULR Technology Group, Inc., 555 Forge River Road, Suite 100, Webster, TX. Each record holder of Preferred Stock shall have that number of votes (identical in every other respect to the voting rights of the holders of Common Stock entitled to vote at any regular or special meeting of the shareholders or by written consent) equal to 100 votes per share of Preferred Stock held by such record holder.

	Amount of
	Beneficial	Percentage	Vote With
Name of Beneficial Owner	Ownership	Ownership (1)	Series A
Michael Mo (2) - CEO and Chairman	2,773,149	6.00%	70.03%
Shawn Canter (3) - CFO and Recently Removed Director	139,478	*	*
Dr. William Walker (4) - CTO	56,814	*	*
Benjamin Andrew Frank - Recently Elected Director	-	*	*
Dr. Michael Philip Kimel - Recently Elected Director	62	*	*
Donna Grier (5) - Recently Removed Director	24,065	*	*
Dr. Joanna Massey (6) - Recently Removed Lead Director	24,378	*	*
Aron Schwartz (7) - Recently Removed Director	6,565	*	*
All directors and executive officers as a group (9 persons) (8)	3,038,456	6.57%	70.45%
Beneficial owners of more than 5%
None

*	Less than 1%

(1)	The percentage ownership is based on 46,254,040 shares outstanding and entitled to vote. A person is considered to beneficially own any shares (a) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (b) of which such person has the right to acquire beneficial ownership at any time within 60 days through the vesting of restricted equity grants. Shares underlying such equity grants, however, are only considered outstanding for the purpose of computing the percentage ownership of that person and are not considered outstanding when computing the percentage ownership of any other person.

(2)	Includes 175,000 shares of Common Stock held jointly by Mr. Mo and his spouse and 2,598,149 shares of Common Stock underlying restricted stock held by Mr. Mo. Mr. Mo also beneficially owns an aggregate of 1,000,000 shares of Preferred Stock. Each share of the Preferred Stock entitles Mr. Mo to votes equal to one hundred votes per share of Preferred Stock held.

(3)	Includes 139,478 shares of restricted stock.

(4)	Includes 56,814 shares of restricted common stock.

(5)	Consists of 24,065 shares of restricted common stock.

(6)	Consists of 24,378 shares of restricted common stock.

(7)	Consists of 6,565 shares of restricted common stock.

(8)	Consists of 13,945 shares of restricted common stock.

WHERE YOU CAN FIND MORE INFORMATION

We file our annual, periodic and current reports, and other required information, electronically with the SEC and this information is available at www.sec.gov. We also make available on our website at https://www.kulr.ai, free of charge, copies of these reports and other information as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

The Company uses, and will continue to use, its website, press releases, and various social media channels, including its Twitter account (twitter.com/kulrtech), its LinkedIn account (linkedin.com/company/kulr-technology-corporation), its Facebook account (facebook.com/KULRTechnology), its TikTok account (tiktok.com/Kulr_tech), its Instagram account (instagram.com/Kulr_tech), and its YouTube account (youtube.com/channel/UC3wZBPINQd51N6p35Mo5uQg), as additional means of disclosing public information to investors, the media and others interested in the Company. It is possible that certain information that the Company posts on its website, disseminated in press releases and on social media could be deemed to be material information, and the Company encourages investors, the media and others interested in the Company to review the business and financial information that the Company posts on its website, disseminates in press releases and on the social media channels identified above, as such information could be deemed to be material information.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the Information Statement is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the Information Statement you may call the Company at (408) 663-5247 or send a written request to KULR Technology Group, Inc., 555 Forge River Road, Suite 100, Webster, Texas 77598, Attention: General Counsel and Corporate Secretary. If you wish to receive a separate copy of the Information Statement, and wish to receive a separate copy for each shareholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, shareholders sharing an address who now receive multiple copies of the Information Statement may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

CONCLUSION

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the Actions adopted by the Majority Stockholder. Your consent to the approval of the Actions is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.